UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – December 10, 2025

ALLETE, Inc.
(Exact name of registrant as specified in its charter)
Minnesota	1-3548	41-0418150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	ALE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure.

On December 11, 2025, ALLETE, Inc. (the “Company”) issued a press release announcing that the Company has reviewed the final written order from the Minnesota Public Utilities Commission (the “MPUC”) approving the Merger (as defined below) and that the Company expects the Merger to close on or about December 15, 2025, subject to the satisfaction or waiver of the remaining closing conditions. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The press release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference. The furnishing of the press release is not intended to, and does not, constitute a determination or admission by the Company that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

MPUC Final Written Order and Expected Closing Date

As previously announced, on May 5, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Alloy Parent LLC, a Delaware limited liability company (“Parent”), and Alloy Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a subsidiary of Parent.

On October 3, 2025, the MPUC held a public hearing in which the MPUC voted in favor of approval of the Merger. A final written order approving the Merger was issued by the MPUC on December 10, 2025.

The Company’s shareholders previously approved the Merger, and the Company previously received all other regulatory approvals and consents required to consummate the Merger.

The Company expects the Merger to close on or about December 15, 2025, subject to satisfaction or waiver of the remaining conditions to the closing of the Merger in accordance with the Merger Agreement (the “Closing”). There can be no assurance that the closing of the Merger will occur on the expected timeline. As a result of the Closing, shares of common stock, without par value, of the Company (the “Common Stock”) will cease to be listed for trading on the New York Stock Exchange.

Stub Period Dividend

As previously disclosed, the board of directors of the Company (the “Board”) fixed October 16, 2025, as the record date for the Stub Period Dividend (defined below), provided holders of Common Stock hold their shares to the Closing. The Company expects that prior to the Closing, the Board will declare a Stub Period Dividend as allowed by the terms and provisions of the Merger Agreement. The Company expects that the dividend, as and when declared by the Board, will be in an amount equal to $0.008 per share of Common Stock (which reflects the most recent regular quarterly dividend rate of $0.73 per share, divided by 91 days) multiplied by the number of days from and including August 16, 2025, the day after the record date for the most recent regular quarterly Common Stock dividend, to and including the Closing (the “Stub Period Dividend”). The Company expects that the Stub Period Dividend, as and when declared by the Board, will be payable to all holders of Common Stock who also receive the Merger Consideration (as defined in the Merger Agreement).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated December 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Readers are cautioned that forward-looking statements should be read in conjunction with disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Current Report on Form 8-K.

ALLETE, Inc. Form 8-K dated December 11, 2025

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, payment or timing of dividends, if any, regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed transaction; the risk that the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings, regulatory proceedings, or enforcement matters that may be instituted against the Company and others relating to the merger agreement; and the diversion of management’s time on transaction-related issues.

When used in this Form 8-K, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “target,” “could,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “may,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Form 10-Q for the quarter ended September 30, 2025, the Company’s Form 10-K for the year ended December 31, 2024 and in subsequently filed Forms 10-Q and 8-K, and in any other SEC filings made by the Company. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date hereof, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

ALLETE, Inc. Form 8-K dated December 11, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

December 11, 2025	/s/ Julie L. Padilla
Julie L. Padilla
Vice President, Chief Legal Officer and Corporate Secretary

ALLETE, Inc. Form 8-K dated December 11, 2025